CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1A
CASE NUMBER: 01-48321-399

                                             As of
                                           July 31,       Aug 31       Sep 30       Oct 31       Nov 30       Dec 31       Jan 31
BALANCE SHEETS                              2001 *         2001         2001         2001         2001         2001         2001
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Current Assets:
    Cash                                   $ 195,000     $ 195,000    $ 195,000    $ 323,823    $ 323,823  $ 1,768,628  $ 1,738,037
    Accounts receivable, net
        of allowances                     15,675,287    15,410,249   14,814,241    6,752,519    3,553,199    1,268,641      583,151
    Inventories                           20,364,783    12,884,535    2,906,598      775,600      710,232            -            -
    Accounts receivable from
        subsidiary                         1,128,194       819,274    1,922,013    1,922,013    1,922,013            -            -
    Deferred charges                       1,782,385     2,120,896            -            -            -            -            -
    Prepaid expenses                       1,111,176     1,072,297      586,394      725,872      567,621      694,301      694,301
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Current Assets          40,256,825    32,502,251   20,424,246   10,499,827    7,076,888    3,731,570    3,015,489
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Investment in subsidiary                  12,262,947    12,382,185   12,721,249   13,065,675   13,179,470            -            -

Non-Current Assets:
    Unamortized debt issue costs             951,697       919,974      919,974      919,974      919,974            -            -
    Reorganization value in excess
      of identifiable assets              21,024,511    20,838,453   20,838,453   20,838,453   20,838,453            -            -
    Other                                     37,533        37,533       37,533       37,533       37,333            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Non-Current Assets      22,013,741    21,795,960   21,795,960   21,795,960   21,795,760            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Plant and Equipment, at cost              35,040,334    35,544,452   34,385,529   34,385,529   33,785,529   33,473,714   33,473,714
    Less - accumulated depreciation       (1,103,508)   (1,261,152)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)
            Net Plant and Equipment       33,936,826    34,283,300   33,176,185   33,176,185   32,576,185   32,264,370   32,264,370
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Total Assets                            $108,470,339  $100,963,696  $88,117,640  $78,537,647  $74,628,303  $35,995,940  $35,279,859
                                        ============  ============  ===========  ===========  ===========  ===========  ===========




                                           Feb 28         Mar 31         Apr 30
BALANCE SHEETS                              2002           2002           2002
                                        -----------    -----------    -----------
Current Assets:
    Cash                                $ 2,444,131    $ 3,503,415    $ 3,361,758 **
    Accounts receivable, net
        of allowances                       578,309        245,925        198,704
    Inventories                                   -              -              -
    Accounts receivable from
        subsidiary                                -              -              -
    Deferred charges                              -              -              -
    Prepaid expenses                              -              -              -
                                        -----------    -----------    -----------
            Total Current Assets          3,022,440      3,749,340      3,560,462
                                        -----------    -----------    -----------

Investment in subsidiary                          -              -              -

Non-Current Assets:
    Unamortized debt issue costs                  -              -              -
    Reorganization value in excess
      of identifiable assets                      -              -              -
    Other                                         -              -              -
                                        -----------    -----------    -----------
            Total Non-Current Assets              -              -              -
                                        -----------    -----------    -----------

Plant and Equipment, at cost             33,454,714     30,207,267     30,207,267
    Less - accumulated depreciation      (1,209,344)    (1,143,008)    (1,143,008)
            Net Plant and Equipment      32,245,370     29,064,259     29,064,259
                                        -----------    -----------    -----------

Total Assets                            $35,267,810    $32,813,599    $32,624,721
                                        ===========    ===========    ===========


I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF 12 PAGES ARE TRUE AND CORRECT.

Date Submitted    5/16/02       Signed               James B.Claes
                -----------             ----------------------------------------

* Bankruptcy filing was on Friday, July 27, 2001; in accordance with the Debtor's normal practices, Balance Sheet was prepared as of July 31, 2001.

** Includes remaining cash of Company inactive subsidiaries as follows:
         Laclede Chain Manufacturing   $438,792
         Laclede Mid America Inc.        29,736

CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1B
CASE NUMBER: 01-48321-399

                                     As of
                                   July 31,        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
BALANCE SHEETS                       2001           2001          2001          2001          2001          2001          2002
                                 ------------   ------------  ------------- -----------   ------------  -----------   ------------
Current Liabilities:
  Accounts payable               $12,126,951    $12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951
  Accrued compensation             1,572,602      1,640,265      2,657,100     2,944,082     2,944,082     2,944,082     2,944,082
  Accrued taxes other than
     income taxes                    802,311        758,985        758,985       725,344       725,344       725,344       725,344
  Interest on debt                   548,423        575,509        515,214       459,548       429,601       207,350       207,350
  Other current liabilities        2,385,429      1,760,535      2,664,510     2,863,139     2,862,738     2,862,939     2,875,377
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Current
      Liabilities                 17,435,716     16,862,245     18,722,760    19,119,064    19,088,716    18,866,666    18,879,104
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693      3,027,693     3,027,693     3,027,693     3,027,693     3,027,693
  Postretirement health care      50,960,618     50,960,618     50,960,618    50,959,926    50,959,927    50,959,926    50,959,926
  Deferred income taxes              563,226        563,226        563,226       563,226       563,226       563,226       563,226
  EAF dust reserve                   202,358        202,358        202,358       202,213       202,213       202,213       202,213
  Other                                 (837)          (649)          (649)         (649)           -             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Non-Current
      Liabilities                 54,753,058     54,753,246     54,753,246    54,752,409    54,753,059    54,753,058    54,753,058
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Long-Term Debt
  Notes and bonds payable          6,783,658      7,527,105      7,527,105     7,527,105     7,527,105     4,301,781     4,301,781
  Revolving credit                23,302,646     17,843,946     12,787,006     5,736,455     2,804,737             -             -
  Term loan - banks                5,741,668      5,741,668      5,741,668     5,741,668     5,741,668             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Long-Term Debt          35,827,972     31,112,719     26,055,779    19,005,228    16,073,510     4,301,781     4,301,781
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Stockholders' Equity
  (Deficit):
  Common stock                        35,100         35,100         35,100        35,100        35,100        35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000    12,465,000    12,465,000
  Accumulated deficit            (12,046,507)   (14,264,614)   (23,914,245)  (26,839,154)  (27,787,082)  (54,425,665)  (55,154,184)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Stockholders'
       Equity (Deficit)              453,593     (1,764,514)   (11,414,145)  (14,339,054)  (15,286,982)  (41,925,565)  (42,654,084)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Total Liabilities and
    Stockholders' Equity
    (Deficit)                   $108,470,339   $100,963,696   $ 88,117,640  $ 78,537,647  $ 74,628,303  $ 35,995,940  $ 35,279,859
                                 ============   ============   ============  ============  ============  ============  ============


                                   Feb 28         Mar 31       Apr 30
BALANCE SHEETS                      2002           2002         2002
                                ------------   ------------ ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951 $ 12,126,951
  Accrued compensation             2,944,082      2,944,082    2,944,082
  Accrued taxes other than
     income taxes                    725,344        725,344      725,344
  Interest on debt                   207,350        207,350      207,350
  Other current liabilities        2,873,375      2,878,776    2,881,193
                                 -----------    -----------  -----------
    Total Current
      Liabilities                 18,877,102     18,882,503   18,884,920
                                 -----------    -----------  -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693    3,027,693
  Postretirement health care      50,959,926     50,959,926   50,959,926
  Deferred income taxes              563,226        569,557      569,557
  EAF dust reserve                   202,213        202,213      202,213
  Other                                   -              -            -
                                 -----------    -----------  -----------
    Total Non-Current
      Liabilities                 54,753,058     54,759,389   54,759,389
                                 -----------    -----------  -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781    4,301,781
  Revolving credit                         -              -            -
  Term loan - banks                        -              -            -
                                 -----------    -----------  -----------
    Total Long-Term Debt           4,301,781      4,301,781    4,301,781
                                 -----------    -----------  -----------
Stockholders' Equity
  (Deficit):
  Common stock                        35,100         35,100       35,100
  Capital in excess of
    par value                     12,465,000     12,465,000   12,465,000
  Accumulated deficit            (55,164,231)   (57,630,174) (57,821,469)
                                 -----------    -----------  -----------
    Total Stockholders'
       Equity (Deficit)          (42,664,131)   (45,130,074) (45,321,369)
                                 -----------    -----------  -----------
Total Liabilities and
    Stockholders' Equity
    (Deficit)                   $ 35,267,810   $ 32,813,599 $ 32,624,721
                                 ============   ============ ============


CASE NAME: LACLEDE STEEL COMPANY                                      FORM OPR-2
CASE NUMBER: 01-48321-399

                                                   Month          Month           Month        Month          Month         Month
                                                  Aug 31         Sep 30          Oct 31       Nov 30         Dec 31        Jan 31
STATEMENTS OF OPERATIONS                           2001           2001            2001         2001           2001          2002
                                                -----------    -----------      ---------    ---------      ---------     ---------

Net sales                                       $ 7,191,670    $ 5,200,020      $ 118,593    $ 140,714      $ 146,488     $ 104,356
                                                -----------    -----------      ---------    ---------      ---------     ---------


Costs and expenses:
  Cost of products sold                           8,434,575     14,829,530      2,493,662      104,817        858,256       342,532
  Selling and Administrative expenses               272,644        186,158        776,905      540,497        722,261       650,079
  Depreciation and Amortization                     343,702              -              -            -              -             -
  Interest expense, net                             478,094        173,027        117,361       87,414         51,954             -
  Provision for uncollectible accounts                    -              -              -      469,709      1,467,228             -
  Loss on sale of Vandalia Plan
  Recoveries from litigation and other claims             -              -              -            -     (2,731,899)            -
  Write-off of non-current assets                         -              -              -            -     21,795,960             -
                                                -----------    -----------      ---------    ---------      ---------     ---------
       Total costs and expenses                   9,529,015     15,188,715      3,387,928    1,202,437     22,163,760       992,611
                                                -----------    -----------      ---------    ---------      ---------     ---------

Loss before activities related to subsidiary     (2,337,345)    (9,988,695)    (3,269,335)  (1,061,723)   (22,017,272)     (888,255)

(Loss) gain on sale of subsidiary                         -              -              -            -     (4,834,322)      159,736
Equity in earnings of subsidiary                    119,238        339,064        344,426      113,795        213,011             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

(Loss) gain before income taxes                  (2,218,107)    (9,649,631)    (2,924,909)    (947,928)   (26,638,583)     (728,519)

Provision (credit) for income taxes                       -              -              -            -              -             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

Net loss                                       $ (2,218,107)  $ (9,649,631)  $ (2,924,909)  $ (947,928)  $(26,638,583) $(   728,519)
                                               ============   ============   ============   ==========   ============  ============




                                                   Month          Month         Month
                                                  Feb 28         Mar 31        Apr 30
STATEMENTS OF OPERATIONS                           2002           2002          2002
                                                -----------    -----------   -----------

Net sales                                       $     5,708    $   96,656    $    5,669
                                                -----------    -----------   -----------


Costs and expenses:
  Cost of products sold                              55,768         71,384        44,988
  Selling and Administrative expenses               242,439        311,047       129,290
  Depreciation and Amortization                           -              -             -
  Interest expense, net                                   -              -             -
  Provision for uncollectible accounts                    -        206,328        22,686
  Loss on sale of Vandalia Plant                                 2,335,166             -
  Recoveries from litigation and other claims      (245,902)      (85,042)             -
  Write-off of non-current assets                         -              -             -
                                                -----------    -----------   -----------
       Total costs and expenses                      52,305      2,838,883       196,964
                                                -----------    -----------   -----------

Loss before activities related to subsidiary        (46,597)    (2,742,227)     (191,295)

(Loss) gain on sale of subsidiary                    36,500        276,284             -
Equity in earnings of subsidiary                          -              -             -
                                                -----------    -----------   -----------

(Loss) gain before income taxes                     (10,047)    (2,465,943)     (191,295)

Provision (credit) for income taxes                       -              -             -
                                                -----------    -----------   -----------

Net loss                                       $    (10,047)  $ (2,465,943) $   (191,295)
                                               ============   ============  ============


CASE NAME:   LACLEDE STEEL COMPANY                                    FORM OPR-3
CASE NUMBER: 01-48321-399

                                                Month         Month         Month          Month           Month          Month
                                               August       September      October        November        December       January
STATEMENTS OF CASH FLOW                         2001          2001          2001           2001            2001           20021
                                            ------------  ------------  ------------     ----------   -------------  -------------

Cash flows from operating activities:
    Net income (loss)                       $ (2,218,107) $ (9,649,631) $ (2,924,909)    $ (947,928)  $ (26,638,583) $   (728,519)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                343,702             -             -              -               -              -
    Loss on sale of subsidiary                         -             -             -              -       4,834,322      (159,736)
    Write-off of non-current assets                    -             -             -              -      21,795,960              -
    Provision for uncollectible accounts               -             -             -        469,709       1,467,228              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                          265,038       596,008     8,061,722      2,729,611         817,330        685,490
    Inventories                                7,480,248     9,977,937     2,130,998         65,368         710,232              -
    Accrued expenses                              24,337             -             -              -               -              -
    Accrued pension cost                               -             -             -              -               -              -
    Other assets and liabilities                (675,847)    3,482,626       (88,437)        14,958        (250,127)        12,438
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) operating
    activities before reorganization items     5,219,371     4,406,940     7,179,374      2,331,718       2,736,362       (190,327)
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash flows used in investing activities:
    Capital expenditures                        (504,118)            -             -              -               -              -
    Net proceeds from sale of assets                  -        650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) investing
    activities                                  (504,118)      650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------

Cash flows from financing activities:
    Payment of debtor in possession
        financing                             (4,723,586)   (5,056,940)   (7,050,551)    (2,931,718)     (2,804,737)             -
    Term loan payment                                  -             -             -              -      (5,741,668)             -
    Payment of SWIDA bonds                             -             -             -              -      (3,225,324)             -
    Other                                          8,333             -             -              -               -              -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash (used in) financing activities       (4,715,253)   (5,056,940)   (7,050,551)    (2,931,718)    (11,771,729)             -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                         -             -       128,823              -       1,444,805        (30,591)
    At beginning of year                         195,000       195,000       195,000        323,823         323,823      1,768,628
                                            ------------  ------------  ------------     ----------   -------------  -------------
    At end of period                           $ 195,000     $ 195,000     $ 323,823      $ 323,823     $ 1,768,628    $ 1,738,037
                                            ============  ============  ============     ==========   =============  =============

                                                Month         Month         Month
                                               February       March         April
STATEMENTS OF CASH FLOW                         2002          2002          2002
                                            ------------  ------------  ------------

Cash flows from operating activities:
    Net income (loss)                       $    (10,047) $ (2,465,943) $   (191,295)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                      -             -             -
    Loss on sale of subsidiary                   (36,550)     (276,284)            -
    Write-off of non-current assets                    -             -             -
    Provision for uncollectible accounts               -       206,328        22,686
Changes in assets and liabilities that                       2,335,166             -
  provided (used) cash:
    Accounts receivable                            4,842       126,056        24,535
    Inventories                                        -             -             -
    Accrued expenses                                   -             -             -
    Accrued pension cost                               -             -             -
    Other assets and liabilities                 692,299        11,732         2,417
                                            ------------  ------------  ------------
Net cash provided by (used in) operating
    activities before reorganization items       650,544       (62,945)     (141,657)
                                            ------------  ------------  ------------
Cash flows used in investing activities:
    Capital expenditures                              -             -             -
    Net proceeds from sale of assets              55,550     1,122,229            -
                                            ------------  ------------  ------------
Net cash provided by (used in) investing
    activities                                    55,550     1,122,229            -
                                            ------------  ------------  ------------

Cash flows from financing activities:
    Payment of debtor in possession
        financing                                      -             -             -
    Term loan payment                                  -             -             -
    Payment of SWIDA bonds                             -             -             -
    Other                                              -             -             -
                                            ------------  ------------  ------------
Net cash (used in) financing activities                -             -             -
                                            ------------  ------------  ------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                   706,094     1,059,284      (141,657)
    At beginning of year                       1,738,037     2,444,131     3,503,415
                                            ------------  ------------  ------------
    At end of period                        $  2,444,131  $  3,503,415  $  3,361,758
                                            ============  ============  ============


 * Recording of charges incurred prior to July 27, 2001.

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE A
CASE NUMBER -    01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING

                          Total
                         Accounts              0-30             31-60            61-90           91-120            Over 120
                        Receivable             Days              Days             Days            Days               Days
                    -----------------------------------------------------------------------------------------------------------

Date of Filing:
   7-27-01              $16,788,650.93     $9,478,834.75     $5,513,875.11      $563,817.22     $164,772.08      $1,067,351.77
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       56.5%             32.8%             3.4%            1.0%               6.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   8-31-01        $16,398,034.09     $8,989,454.79     $3,860,527.94    $2,123,733.80     $236,861.11      $1,187,456.45
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       54.8%             23.5%            13.0%            1.4%               7.2%
-------------------------------------------------------------------------------------------------------------------------------

Month:   9-30-01        $15,602,409.25     $6,730,354.24     $4,379,114.96    $2,169,157.33     $938,402.28      $1,385,380.44
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       43.1%             28.1%            13.9%            6.0%               8.9%
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-01       $8,391,577.03        $698,518.13     $2,240,631.85    $2,742,193.88     $827,897.53      $1,882,335.64
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                        8.3%             26.7%            32.7%            9.9%              22.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-01       $5,192,256.97                                                                            $5,192,256.97
                    -----------------------------------------------------------------------------------------------------------
                        100%                        0.0%              0.0%             0.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-01       $2,174,699.02                                                                            $2,174,699.02
                    -----------------------------------------------------------------------------------------------------------
                        100%                        0.0%              0.0%             0.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:    1-31-02       $1,323,368.77                                                                            $1,323,368.77
                    -----------------------------------------------------------------------------------------------------------
                        100%                        0.0%              0.0%             0.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:    2-28-02       $1,318,526.92                                                                            $1,318,526.92
                    -----------------------------------------------------------------------------------------------------------
                        100%                                                                                            100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:    3-31-02       $1,284,136.23                                                                            $1,284,136.23
                    -----------------------------------------------------------------------------------------------------------
                        100%                                                                                            100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:    4-30-02       $1,236,915.66                                                                            $1,236,915.66
                    -----------------------------------------------------------------------------------------------------------
                        100%                                                                                            100.0%
-------------------------------------------------------------------------------------------------------------------------------

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE B
CASE NUMBER: 01-48321-399


                                 July 31        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
FIXED ASSETS  *                   2001           2001          2001          2001          2001          2001          2002
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------

Real estate                   $ 2,215,000    $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000

Buildings                       6,485,000      6,485,000     6,485,000     6,485,000     6,485,000     6,485,000     6,485,000

Machinery and equipment        26,340,334     26,844,452    25,685,529    25,685,529    25,085,529    24,773,714    24,773,714
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------
                              $35,040,334    $35,544,452   $34,385,529   $34,385,529   $33,785,529   $33,473,714   $33,473,714
                              ===========    ===========   ===========   ===========   ===========   ===========   ===========

                                 Feb 28         Mar 31        Apr 30
FIXED ASSETS  *                   2002           2002          2002
                              -----------    -----------   -----------

Real estate                   $ 2,215,000    $ 2,000,000   $ 2,000,000

Buildings                       6,485,000      3,500,000     3,500,000

Machinery and equipment        24,754,714     24,707,267    24,707,267
                              -----------    -----------   -----------
                              $33,454,714    $30,207,267   $30,207,267
                              ===========    ===========   ===========

* Fixed assets are stated at values recorded in December 2000 in connection with Company's adoption of "fresh start" accounting.

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE C
CASE NUMBER: 01-48321-399

                                    As of
                                  July 27       Aug 31          Sep 30          Oct 31          Nov 30        Dec 31       Jan 31
                                    2001         2001            2001            2001            2001          2001         2002
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------

TRADE ACCOUNTS PAYABLE             $  -              $ -             $ -             $ -             $ -           $ -          $ -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------

TAXES PAYABLE
Federal Payroll Taxes                 -                -               -               -               -             -            -
State Payroll Taxes                   -                -               -               -               -             -            -
State Sales Taxes                     -                -               -               -               -             -            -
Local Payroll Taxes                   -                -               -               -               -             -            -
Real Estate and Personal
   Property Taxes                     -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL TAXES PAYABLE                   -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------

OTHER LIABILITIES
Post Petition Secured Debt  *         -        3,653,176       5,525,173       5,736,455       2,804,736             -            -
Accrued Interest Payable              -          283,471         173,027         117,361          87,414             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL OTHER LIABILITIES               -        3,936,647       5,698,200       5,853,816       2,892,150             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------

TOTAL POST PETITION DEBT           $  -      $ 3,965,061     $ 5,755,028     $ 5,939,058     $ 3,005,806     $ 142,070    $ 142,070
                                   ====      ===========     ===========     ===========     ===========     =========    =========




                                   Feb 28      Mar 31      Apr 30
                                    2002        2002        2002
                                  ---------   ---------   ---------

TRADE ACCOUNTS PAYABLE                  $ -         $ -         $ -
                                  ---------   ---------   ---------

TAXES PAYABLE
Federal Payroll Taxes                     -           -           -
State Payroll Taxes                       -           -           -
State Sales Taxes                         -           -           -
Local Payroll Taxes                       -           -           -
Real Estate and Personal
   Property Taxes                   142,070     142,070     142,070
                                  ---------   ---------   ---------
TOTAL TAXES PAYABLE                 142,070     142,070     142,070
                                  ---------   ---------   ---------

OTHER LIABILITIES
Post Petition Secured Debt  *             -           -           -
Accrued Interest Payable                  -           -           -
                                  ---------   ---------   ---------
TOTAL OTHER LIABILITIES                   -           -           -
                                  ---------   ---------   ---------

TOTAL POST PETITION DEBT          $ 142,070   $ 142,070   $ 142,070
                                  =========   =========   =========


* Net advances against DIP Facility subsequent to July 27, 2001.

CASE NAME -      LACLEDE STEEL CO.                                    SCHEDULE D
CASE NUMBER -    01-48321-399

1.  INSURANCE COVERAGE


                                                                                     Amount of         Policy           Premium
            Type of Insurance                             Carrier Name               Coverage        Expiration       paid through
-----------------------------------   -------------------------------------------  --------------   --------------    ------------

Workmen's Compensation - Illinois     Traveller's                                     Statutory       31-Dec-02         31-Dec-02

Workmen's Compensation - Missouri     Traveller's                                     Statutory       31-Dec-02         31-Dec-02

General Liability                     Royal Surplus Lines Ins. Co. (c/o Westrope)     $1,000,000      01-Jun-02         01-Jun-02

Automobile                            Hartford Ins. Co.                               $1,000,000      31-Dec-02         31-Dec-02

Property                              Lloyds of London                               $22,500,000      01-Jul-02         01-Jul-02

Property                              Great Lakes Reinsurance Co.                     $7,500,000      01-Jul-02         01-Jul-02

Property (Excess)                     Employer's Insurance of Wausau                  $6,575,392      01-Jul-02         01-Jul-02


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

2.  STATEMENT OF PAYMENT TO SECURED CREDITORS


                                                         Amount Paid
                                    ---------------------------------------------------------------------------------
    Payee        Description           Oct         Nov         Dec         Jan         Feb         Mar         Apr
------------     -----------        ---------    --------   ---------   ---------   ---------   ---------   ---------
G.E. Capital     Interest           $ 173,027   $ 117,361   $ 139,369   $      -    $      -    $      -    $      -
G.E. Capital     Bank Fees          $ 198,178    $ 40,951   $ (44,017)  $      -    $      -    $      -    $      -
                                    ---------    --------   ---------   ---------   ---------   ---------   ---------

                     Total paid     $ 371,205   $ 158,312   $  95,352   $      -    $      -    $      -    $      -
                                    =========   =========   =========   =========   =========   =========   =========


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN MARCH, 2002

           Type of Tax                     Amount        Check #      Paid
---------------------------------------  -------------   ----------   -------

F.I.C.A. - employer's portion            Taxes paid by Ceridian Payroll Services

Federal Unemployment Compensation        Taxes paid by Ceridian Payroll Services

Illinois Unemployment Compensation       Taxes paid by Ceridian Payroll Services

City Earnings                            Taxes paid by Ceridian Payroll Services

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS
                                              Pay
               Name                           Date             Amount
------------------------------------       -----------      ------------
Michael H. Lane                              04/30/02         22,917.00
President

James B. Claes                               04/30/02         10,700.00
Controller & Asst. Secretary


4.  PAYMENTS TO DIRECTORS
                                     DATE                  SERVICES
------------------------          -----------          ------------------

David Higbee                       4/01/02                  3,375.00


5. PAYMENTS MADE THIS MONTH TO PROFESSIONALS

           Name                            DATE                  SERVICES
-----------------------------          -----------          ------------------
Goldstein and Pressman                  04/05/02                       500.00
Bryan Cave                              04/03/02                    45,702.76
                                                            ------------------
                                                                  $ 46,202.76
                                                            ==================

* Stay Bonus

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399


6.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES


                         Total           Total Disb.         Quarterly
 Period Ending       Disbursements       For Quarter            Fee             Date Paid         Amount Paid
-----------------   ----------------   ----------------   ----------------   ----------------   ----------------

Jul 01                $6,638,863.36

Aug 01                $4,926,049.86

Sep 01                $1,694,935.53     $13,259,848.75         $10,000.00             Nov-01         $10,000.00

Oct 01                $1,021,286.63

Nov 01                  $613,363.00

Dec 01                  $914,302.00      $2,548,951.63          $7,500.00             Jan-02          $7,500.00

Jan 02                $1,012,745.00

Feb 02                  $299,215.36

Mar 02                  $382,431.32      $1,694,391.68          $5,000.00             Apr-02          $5,000.00

Apr 02                  $174,278.00